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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report:  October 29, 1998



                       RICK'S CABARET INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



              Texas                      0-26958              76-0037324
  (State or other jurisdiction        (IRS Employer     (Commission File Number)
of incorporation or organization)  Identification No.)


                                3113 Bering Drive
                              Houston, Texas 77057
          (Address of principal executive offices, including zip code)

                                 (713) 785-0444
              (Registrant's telephone number, including area code)
                                _________________


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
Item  5.     Other  Events.

     Rick's Cabaret International, Inc. (the "Company") has been notified by the NASDAQ Stock Market that the Company's shares of common stock failed to maintain a closing bid price of at least $1.00 during the thirty trading day period ending October 29, 1998. The Company has until January 29, 1999 to have a closing bid price of at least $1.00 per share for ten consecutive trading days during the 90 day period ending January 29, 1999, or the Company is subject to delisting from the NASDAQ Stock Market on January 29, 1999. The Company may stop the delisting procedure by requesting a hearing no later than January 29, 1999.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RICK'S  CABARET  INTERNATIONAL,  INC.



Date: December  21, 1998                      By:/s/ Robert L. Watters
                                                 -------------------------------
                                                 Robert  L.  Watters,  President